United States
Securities and Exchange Commission
Washington, DC 20549
___________

FORM 8-K
Current Report P u rsuant to Section 13 or 15( d ) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported) August 7, 2008
ALSIUS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51362	20-2620798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15770 Laguna Canyon Road, Suite 150, Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (949) 453-0150

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On August 7, 2008, Alsius Corporation issued a press release announcing the financial results for the quarter and six months ended June 30, 2008.  A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

Exhibits.

Exhibit	Description
99.1	Press Release dated August 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 7, 2008

ALSIUS CORPORATION By: /s/ Brett L. Scott Name: Brett L. Scott Title: Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated August 7, 2008